UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2012, CIT Group Inc. (the “Company”), held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), at the Company’s offices in Livingston, New Jersey.  A total of 200,810,014 shares of the Company’s common stock were entitled to vote as of March 19, 2012, the record date for the Annual Meeting. There were 178,496,474 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors.

With respect to the election of the following nominees as Directors of the Company to hold office for a term of one year, or until the next annual meeting of stockholders:

	Shares Voted
	For	Against	Abstain	Broker Non-Votes
Michael J. Embler	168,659,657	199,628	25,933	9,611,256
William M. Freeman	157,567,063	11,260,626	57,529	9,611,256
David M. Moffett	168,772,805	84,161	28,252	9,611,256
R. Brad Oates	168,784,278	72,352	28,588	9,611,256
Marianne Miller Parrs	161,734,164	7,096,429	54,625	9,611,256
Gerald Rosenfeld	168,784,976	74,133	26,109	9,611,256
John R. Ryan	153,761,403	15,067,136	56,679	9,611,256
Seymour Sternberg	158,527,874	10,301,979	55,365	9,611,256
John A. Thain	159,774,716	9,051,755	58,747	9,611,256
Peter J. Tobin	161,733,639	7,094,648	56,931	9,611,256
Laura S. Unger	168,663,885	202,091	19,242	9,611,256

 Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as directors of the Company for a one year term, or until their respective successors have been duly elected and qualified at the next annual meeting of stockholders of the Company.

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors for the year ending December 31, 2012 received the following votes:

For	Against	Abstain
178,208,853	255,198	32,423

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors to serve for the year ending December 31, 2012 was duly ratified by the stockholders.

Proposal 3. Advisory Vote on the Compensation of the Company’s Executive Officers

The advisory (non-binding) approval of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
132,660,840	36,116,388	107,990	9,611,256

Based on the votes set forth above, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

(Registrant)

By: /s/ Robert J. Ingato

Robert J. Ingato

Executive Vice President, General Counsel &

Secretary

Dated: May 15, 2012